UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2024

IX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Davies Street, London, W1K 5JH

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +44 (0) (203) 908-0450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Exchange LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 19, 2024, IX Acquisition Corp., a Cayman Islands exempted company (the “Company”), issued a press release announcing that its Board of Directors (the “Board”) had elected to extend the date by which the Company has to consummate a business combination (the “Deadline Date”) from January 12, 2024 for an additional month to February 12, 2024. The Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) provides the Company with the right to extend the Deadline Date eighteen times for an additional one month each time (each, an “Extension”), from April 12, 2023, the initial Deadline Date, to up to October 12, 2024. In connection with the tenth  Extension, the Board delivered IX Acquisition Sponsor LLC (the “Sponsor”) a written request to draw down $50,000 under its previously-disclosed promissory note. The Sponsor will deposit $50,000 into the Company’s trust account in connection with the tenth Extension within seven days of January 12, 2024.

The Board of Directors furthermore confirmed their intention and policy to continue to extend the Deadline Date on a monthly basis, but will not be issuing a press release every month. Therefore, investors can expect that the Sponsor will continue to deposit $50,000 into the Company’s trust account in connection with each Extension within seven days of the 12th day of each month. In the event that the Board of Directors elects not to extend, they will issue a press release announcing this change in policy.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX ACQUISITION CORP.

	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Financial Officer and Chief Operating Officer

Dated: January 19, 2024